Exhibit 99.1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prestige Financial Services, Inc. (the “Company”)

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:	Prestige Auto Receivables Trust 2018-1, Automobile Receivables-Backed Notes (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “180816 PART 18-1 midmonth statistical pool refresh.xlsx” (the “Preliminary Data File”), provided by the Company on August 17, 2018, containing certain information related to 21,062 retail installment sale contracts and security agreements secured by new and used automobiles, vans, and light duty trucks (“Receivables”) as of August 16, 2018, and an electronic data file entitled “180831 PART 2018-1 $350MM initial pool.xlsx” (the “Final Data File”), provided by the Company on September 6, 2018, containing certain information related to 22,160 Receivables as of August 31, 2018, which we were informed are intended to be included as collateral in the offering of the Notes. The Preliminary Data File and Final Data File are herein referred to as the “Data Files.” The Company is responsible for the specified attributes in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•

The term “Receivable File Documents” refers to any file containing some or all of the following documents: Installment Sale Contract, Title Document, Post Funding Correspondence, and/or screenshots from the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

•

The term “Title Document” means the Notice of Security or Lien Filing, the Application for Certificate of Title and Registration, the Lien Receipt, the Title Lien Statement, the Electronic Title Copy, the Certificate of Title, the Notification of Lien, or the Receipt of Dealer Transaction.

A.	We were instructed by the Company to select a random sample of 100 Receivables from the Data Files as follows:

i.	Select a random sample of 90 Receivables from the Preliminary Data File (the “Preliminary Receivables”).

ii.

Because 13 of the Preliminary Receivables were not included in the Final Data File, the Company instructed us to randomly select another 13 Receivables from the Preliminary Data File to replace those not included.

iii.	Select a random sample of 10 Receivables from the Final Data File that were not included in the Preliminary Data File.

The resulting sample of 100 Receivables (reflecting 90 Receivables from the Preliminary Data File and 10 Receivables from Final Data File) constitutes the “Selected Receivables.” A listing of the Selected Receivables is attached hereto as Exhibit A.

For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables we were instructed to randomly select from the Data Files.

B.

At the request of the Specified Parties, for each of the Selected Receivables, we compared the specified attributes listed in the table below as contained in the Data Files to the corresponding information appearing on or derived from a copy of the applicable Receivable File Document(s). The Specified Parties indicated that the absence of any of the Receivable File Documents listed below, or the inability to agree the indicated attributes from the Data Files to the Receivable File Documents, utilizing instructions provided by the Company (as applicable) indicated below, for each of the specified attributes, constituted an exception. Where applicable, the Receivable File Documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File Documents / Instructions

Account Number	The Company’s servicing system

Borrower Last Name	Installment Sale Contract or the Company’s servicing system. In the event the borrower’s last name in the “Borrower Last Name” field stated in the Data Files did not agree with the last name in the Installment Sales Contract or the Company’s servicing system, the Company instructed us to compare the “Borrower Last Name” in the Data Files to the co-borrower last name on the Installment Sale Contract or in the Company’s servicing system.

Original Amount Financed	Installment Sale Contract

Original Interest Rate	Installment Sale Contract or Post Funding Correspondence

Attribute	Receivable File Documents / Instructions

Current Interest Rate	The Company’s servicing system

Original Term	Installment Sale Contract

Payment Amount	Installment Sale Contract or Post Funding Correspondence

Obligor State	Installment Sale Contract or the Company’s servicing system

Vehicle Make	Installment Sale Contract

Model Year	Installment Sale Contract

New/Used Vehicle	Installment Sale Contract

Vehicle Identification Number (“VIN”)	Installment Sale Contract

C.	In addition to the procedures described above, for each Selected Receivable, we were instructed by the Company to observe the presence of the following information in the Receivable File Documents:

•	Title Document - observe that the Company’s name, “Prestige Financial Services, Inc.,” appeared on the Title Document as the Lien Holder, the Owner, the Security Interest Holder, or the Secured Party.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Documents. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data Files and Receivable File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable File Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or that Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, CA

September 6, 2018

Exhibit A

The Selected Receivables
Selected Loan Number	Loan ID	Selected Loan Number	Loan ID	Selected Loan Number	Loan ID
1	2018001	36	2018036	71	2018071
2	2018002	37	2018037	72	2018072
3	2018003	38	2018038	73	2018073
4	2018004	39	2018039	74	2018074
5	2018005	40	2018040	75	2018075
6	2018006	41	2018041	76	2018076
7	2018007	42	2018042	77	2018077
8	2018008	43	2018043	78	2018078
9	2018009	44	2018044	79	2018079
10	2018010	45	2018045	80	2018080
11	2018011	46	2018046	81	2018081
12	2018012	47	2018047	82	2018082
13	2018013	48	2018048	83	2018083
14	2018014	49	2018049	84	2018084
15	2018015	50	2018050	85	2018085
16	2018016	51	2018051	86	2018086
17	2018017	52	2018052	87	2018087
18	2018018	53	2018053	88	2018088
19	2018019	54	2018054	89	2018089
20	2018020	55	2018055	90	2018090
21	2018021	56	2018056	91	2018091
22	2018022	57	2018057	92	2018092
23	2018023	58	2018058	93	2018093
24	2018024	59	2018059	94	2018094
25	2018025	60	2018060	95	2018095
26	2018026	61	2018061	96	2018096
27	2018027	62	2018062	97	2018097
28	2018028	63	2018063	98	2018098
29	2018029	64	2018064	99	2018099
30	2018030	65	2018065	100	2018100
31	2018031	66	2018066
32	2018032	67	2018067
33	2018033	68	2018068
34	2018034	69	2018069
35	2018035	70	2018070

(*) The Company has assigned a unique seven digit Receivable Number to each Receivable in the Data Files. The Loan IDs referred to in this Exhibit are not the actual Receivable Numbers.